Exhibit 99.2

Synovus	5 of 10

INCOME STATEMENT DATA	Twelve Months Ended
(Unaudited)	December 31,
(In thousands, except per share data)	2007	2006	Change
Interest income (taxable equivalent)	$2,243,463	2,022,257	10.9%
Interest expense	1,089,456	890,677	22.3

Net interest income (taxable equivalent)	1,154,007	1,131,580	2.0
Tax equivalent adjustment	5,059	5,791	(12.6)

Net interest income	1,148,948	1,125,789	2.1
Provision for loan losses	170,208	75,148	126.5

Net interest income after provision	978,740	1,050,641	(6.8)

Non-interest income:
Service charges on deposits	112,142	112,417	(0.2)
Fiduciary and asset management fees	50,761	48,627	4.4
Brokerage and investment banking revenue	31,980	26,729	19.6
Mortgage banking income	27,006	29,255	(7.7)
Bankcard fees	47,770	44,303	7.8
Securities gains (losses)	980	(2,118)	nm
Other fee income	39,307	38,743	1.5
Other non-interest income	79,082	61,474	28.6

Total non-interest income	389,028	359,430	8.2

Non-interest expense:
Personnel expense	455,158	450,373	1.1
Occupancy and equipment expense	112,888	100,270	12.6
Other non-interest expense	235,248	213,890	10.0
Visa litigation expense	36,800	—	nm

Total non-interest expense	840,094	764,533	9.9

Income from continuing operations before income taxes	527,674	645,538	(18.3)
Income taxes	184,739	230,435	(19.8)

Income from continuing operations	342,935	415,103	(17.4)

Income from discontinued operations, net of income taxes and minority interest (1)	183,370	201,814	(9.1)

Net income	$526,305	616,917	(14.7)

Basic earnings per share
Income from continuing operations	$1.05	1.29	(18.8)%
Net income	1.61	1.92	(16.2)

Diluted earnings per share
Income from continuing operations	1.04	1.28	(18.8)
Net income	1.60	1.90	(16.1)

Cash dividends declared per share	0.82	0.78	5.1

Return on average assets	1.60%	2.07	(47)bp
Return on average equity	13.37	18.31	(494)
Average shares outstanding — basic	326,849	321,241	1.7%
Average shares outstanding — diluted	329,863	324,232	1.7

bp	- change is measured as difference in basis points.

nm	- not meaningful

(1)	On December 31, 2007, Synovus Financial Corp. completed the spin-off of its shares of Total System Services, Inc. (“TSYS”) common stock to Synovus shareholders. In accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” and SFAS No. 146, “ Accounting for Costs Associated with Exit or Disposal Activities,” the current period and historical consolidated results of operations of TSYS, as well as all costs recorded by Synovus Financial Corp. associated with the spin-off of TSYS, are now presented as a discontinued operation. Additionally, 2007 discontinued operations includes a second quarter $4.2 million after-tax gain related to the transfer of Synovus’ proprietary mutual funds to a non-affiliated third party.

Synovus	6 of 10
INCOME STATEMENT DATA
(Unaudited)
(In thousands, except per share data)

	2007				2006	4th Quarter
	Fourth	Third	Second	First	Fourth	‘07 vs. ‘06
	Quarter	Quarter	Quarter	Quarter	Quarter	Change
Interest income (taxable equivalent)	$554,989	573,545	565,777	549,243	547,079	1.4%
Interest expense	267,102	281,478	276,017	264,950	256,760	4.0

Net interest income (taxable equivalent)	287,887	292,067	289,760	284,293	290,319	(0.8)
Tax equivalent adjustment	1,202	1,228	1,285	1,344	1,448	(17.0)

Net interest income	286,685	290,839	288,475	282,949	288,871	(0.8)
Provision for loan losses	70,642	58,770	20,281	20,515	18,675	278.3

Net interest income after provision	216,043	232,069	268,194	262,434	270,196	(20.0)

Non-interest income:
Service charges on deposits	28,985	28,736	28,050	26,370	28,136	3.0
Fiduciary and asset management fees	13,110	12,524	12,658	12,473	12,921	1.5
Brokerage and investment banking revenue	8,598	8,123	7,809	7,449	6,721	27.9
Mortgage banking income	6,130	5,955	7,695	7,226	6,837	(10.3)
Bankcard fees	12,400	11,923	11,567	11,880	11,218	10.5
Securities gains (losses)	90	186	258	447	—	nm
Other fee income	9,559	9,910	10,411	9,427	9,079	5.3
Other non-interest income	20,126	28,837	17,883	12,231	22,682	(11.3)

Total non-interest income	98,998	106,194	96,331	87,503	97,594	1.4

Non-interest expense:
Personnel expense	109,468	115,941	115,822	113,927	115,130	(4.9)
Occupancy and equipment expense	29,976	28,055	27,572	27,290	26,370	13.7
Other non-interest expense	70,965	56,429	54,267	53,580	61,930	14.6
Visa litigation expense	24,800	12,000	—	—	—	nm

Total non-interest expense	235,209	212,425	197,661	194,797	203,430	15.6

Income from continuing operations before income taxes	79,832	125,838	166,864	155,140	164,360	(51.4)
Income taxes	26,690	42,261	61,055	54,733	59,384	(55.1)

Income from continuing operations	53,142	83,577	105,809	100,407	104,976	(49.4)

Income from discontinued operations, net of income taxes and minority interest (1)	28,717	51,366	56,941	46,346	70,571	(59.3)

Net income	$81,859	134,943	162,750	146,753	175,547	(53.4)

Basic earnings per share
Income from continuing operations	$0.16	0.26	0.32	0.31	0.32	(49.9)%
Net income	0.25	0.41	0.50	0.45	0.54	(53.9)

Diluted earnings per share
Income from continuing operations	0.16	0.25	0.32	0.30	0.32	(49.6)
Net income	0.25	0.41	0.49	0.45	0.54	(53.6)

Cash dividends declared per share	0.21	0.21	0.21	0.21	0.20	5.1

Return on average assets *	0.96%	1.70	2.00	1.86	2.22	(126	)bp
Return on average equity *	7.97	14.02	16.69	15.94	19.03	(1,106)

Average shares outstanding - basic	328,052	327,215	326,410	325,687	324,555	1.1%
Average shares outstanding - diluted	329,453	330,160	330,263	329,573	328,122	0.4

bp	—	change is measured as difference in basis points.

nm	—	not meaningful

*	—	ratios are annualized

(1)		On December 31, 2007, Synovus Financial Corp. completed the spin-off of its shares of Total System Services, Inc. (“TSYS”) common stock to Synovus shareholders. In accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” and SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities,” the current period and historical consolidated results of operations of TSYS, as well as all costs recorded by Synovus Financial Corp. associated with the spin-off of TSYS, are now presented as a discontinued operation. Additionally, discontinued operations for the three months ended June 30, 2007 includes a $4.2 million after-tax gain related to the transfer of Synovus’ proprietary mutual funds to a non-affiliated third party.

Synovus	7 of 10
BALANCE SHEET DATA
(Unaudited)
(In thousands, except share data)

	December 31, 2007	September 30, 2007	December 31, 2006
ASSETS
Cash and due from banks	$682,583	642,882	713,053
Interest earning deposits with banks	10,950	4,318	19,315
Federal funds sold and securities purchased under resale agreements	76,086	113,654	101,091
Trading account assets	17,803	33,009	15,266
Mortgage loans held for sale	153,437	165,837	175,042
Investment securities available for sale	3,666,974	3,628,766	3,352,357

Loans, net of unearned income	26,498,585	25,774,656	24,654,552
Allowance for loan losses	(367,613)	(356,887)	(314,459)

Loans, net	26,130,972	25,417,769	24,340,093

Premises and equipment, net	547,437	527,415	481,415
Goodwill, net	519,138	519,138	515,719
Other intangible assets, net	28,007	29,945	29,117
Other assets	1,067,893	1,002,259	720,870
Assets of discontinued operation (1)	—	1,490,671	1,391,435

Total assets	$32,901,280	33,575,663	31,854,773

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing retail and commercial deposits	$3,472,423	3,566,749	3,768,775
Interest bearing retail and commercial deposits	18,199,997	18,196,568	17,745,204

Total retail and commercial deposits	21,672,420	21,763,317	21,513,979

Brokered time deposits	3,287,396	2,872,979	3,014,495

Total deposits	24,959,816	24,636,296	24,528,474

Federal funds purchased and other short-term liabilities	2,319,412	2,581,088	1,582,487
Long-term debt	1,890,235	1,680,478	1,343,358
Other liabilities	293,253	282,360	320,861
Liabilities of and minority interest in discontinued operation (1)	—	341,085	370,943

Total liabilities	29,462,716	29,521,307	28,146,123

Shareholders’ equity:
Common stock, par value $1.00 a share (2)	335,529	334,095	331,214
Additional paid-in capital	1,098,184	1,107,653	1,033,055
Treasury stock (3)	(113,944)	(113,944)	(113,944)
Accumulated other comprehensive income (loss)	31,439	23,339	(2,129)
Retained earnings	2,087,356	2,703,213	2,460,454

Total shareholders’ equity (4)	3,438,564	4,054,356	3,708,650

Total liabilities and shareholders’ equity	$32,901,280	33,575,663	31,854,773

(1)	On December 31, 2007, Synovus Financial Corp. completed the spin-off of its shares of Total System Services, Inc. (“TSYS”) common stock to Synovus shareholders. In accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” all prior period assets and liabilities of TSYS are presented as a discontinued operation.

(2)	Common shares outstanding: 329,867,944; 328,433,944 and 325,552,375 at December 31, 2007, September 30, 2007, and December 31, 2006, respectively.

(3)	Treasury shares: 5,661,538 at December 31, 2007, September 30, 2007, and December 31, 2006.

(4)	Book value per share: $10.42 ; $12.34; and $11.39 at December 31, 2007, September 30, 2007, and December 31, 2006, respectively.

Synovus	8 of 10
AVERAGE BALANCES AND YIELDS/RATES *
(Unaudited)
(Dollars in thousands)

	2007				2006	Twelve months ended
	Fourth	Third	Second	First	Fourth	December 31,
	Quarter	Quarter	Quarter	Quarter	Quarter	2007	2006

Interest Earning Assets
Taxable Investment Securities	$3,496,843	3,495,017	3,420,831	3,301,137	3,178,852	$3,429,175	3,009,962
Yield	4.90%	4.82	4.83	4.77	4.51	4.83%	4.31
Tax-Exempt Investment Securities	$164,587	170,211	178,183	185,012	193,737	$174,431	198,692
Yield (taxable equivalent)	6.82%	6.72	6.75	6.84	6.93	6.77%	6.79
Trading Account Assets	$29,698	56,217	59,311	64,204	34,471	$52,274	43,201
Yield	7.05%	7.15	6.47	5.65	6.67	6.45%	6.14
Commercial Loans	$22,157,460	21,820,687	21,739,107	21,242,921	20,791,108	$21,742,770	19,828,160
Yield	7.69%	8.13	8.20	8.24	8.25	8.06%	8.03
Consumer Loans	$928,942	915,847	896,267	928,256	928,521	$917,326	903,218
Yield	8.05%	8.17	8.14	8.01	7.98	8.09%	7.89
Mortgage Loans	$1,237,962	1,152,621	1,110,754	1,081,760	1,089,794	$1,146,221	1,073,296
Yield	7.04%	7.10	7.03	6.98	6.99	7.04%	6.86
Credit Card Loans	$285,410	277,445	275,105	270,444	268,705	$277,143	263,549
Yield	10.26%	10.96	10.64	11.17	10.89	10.75%	10.85
Home Equity Loans	$1,517,510	1,444,411	1,407,005	1,385,012	1,316,842	$1,438,864	1,247,715
Yield	7.34%	7.80	7.82	7.68	7.82	7.66%	7.70
Allowance for Loan Losses	$(357,283)	(335,406)	(329,028)	(317,977)	(317,603)	$(335,033)	(309,658)

Loans, Net	$25,770,001	25,275,605	25,099,210	24,590,416	24,077,367	$25,187,291	23,006,280
Yield	7.79%	8.21	8.26	8.28	8.29	8.13%	8.09
Mortgage Loans Held for Sale	$108,044	176,448	163,364	160,482	149,113	$152,007	132,332
Yield	6.12%	6.91	6.18	6.07	6.02	6.36%	6.54
Federal Funds Sold and Other Short-Term Investments	$110,745	85,094	131,029	147,857	120,729	$118,488	132,566
Yield	4.63%	5.76	5.37	5.55	5.33	5.30%	5.06

Total Interest Earning Assets	$29,679,918	29,258,592	29,051,928	28,449,108	27,754,269	$29,113,665	26,523,033
Yield	7.42%	7.78	7.81	7.82	7.83	7.71%	7.62

Interest Bearing Liabilities

Interest Bearing Demand Deposits	$3,200,408	3,047,279	3,141,899	3,113,531	3,034,375	$3,125,802	3,006,308
Rate	1.99%	2.24	2.28	2.30	2.18	2.20%	1.92
Money Market Accounts	$7,969,409	7,898,277	7,644,253	7,336,524	7,158,672	$7,714,360	6,515,079
Rate	3.98%	4.45	4.51	4.51	4.47	4.36%	4.14
Savings Deposits	$454,204	479,479	497,422	502,948	514,317	$483,368	542,793
Rate	0.35%	0.48	0.57	0.68	0.72	0.52%	0.65
Time Deposits Under $100,000	$2,790,869	2,917,089	3,020,881	3,037,815	3,003,141	$2,940,920	2,791,759
Rate	4.69%	4.81	4.85	4.79	4.64	4.78%	4.15
Time Deposits Over $100,000 (less brokered time deposits)	$4,006,351	4,029,091	4,118,221	4,101,471	3,997,493	$4,063,428	3,549,200
Rate	4.98%	5.12	5.19	5.15	5.08	5.11%	4.66

Total Interest Bearing Core Deposits	18,421,240	18,371,215	18,422,676	18,092,289	17,707,998	$18,327,878	16,405,139
Rate	3.87%	4.19	4.23	4.22	4.14	4.12%	3.73
Brokered Time Deposits	$2,941,592	3,188,310	3,175,161	3,030,793	3,137,889	$3,084,006	2,855,191
Rate	4.98%	5.19	5.05	5.08	5.01	5.08%	4.70

Total Interest Bearing Deposits	$21,362,832	21,559,525	21,597,837	21,123,082	20,845,887	$21,411,884	19,260,330
Rate	4.02%	4.33	4.35	4.34	4.27	4.26%	3.88
Federal Funds Purchased and Other Short-Term Liabilities	$2,472,339	1,930,598	1,720,535	1,700,304	1,295,379	$1,957,990	1,578,163
Rate	4.37%	4.84	4.96	4.86	4.70	4.68%	4.56
Long-Term Debt	$1,819,198	1,660,788	1,552,310	1,441,241	1,356,451	$1,619,536	1,515,306
Rate	5.08%	5.32	5.18	5.07	4.91	5.12%	4.62

Total Interest Bearing Liabilities	$25,654,369	25,150,911	24,870,682	24,264,627	23,497,717	$24,989,409	22,353,799
Rate	4.12%	4.43	4.44	4.42	4.33	4.35%	3.98

Non-Interest Bearing Demand Deposits	$3,422,684	3,405,622	3,428,246	3,381,056	3,486,641	$3,409,506	3,518,312

Net Interest Margin	3.86%	3.97	4.00	4.05	4.16	3.97%	4.27

*	Yields and rates are annualized.

(1)	On December 31, 2007, Synovus Financial Corp. completed the spin-off of its shares of Total System Services, Inc. (“TSYS”) common stock to Synovus shareholders. In accordance with the provisions of Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” the current period and historical consolidated results of operations, assets, and liabilities of TSYS are now presented as a discontinued operation. Accordingly, the above earning assets, liabilities, yields, and cost of funds exclude the amounts related to TSYS due to the de-consolidation of TSYS.

9 of 10
Synovus
LOANS OUTSTANDING AND NONPERFORMING LOANS COMPOSITION
(Unaudited)
(Dollars in thousands)

	December 31, 2007
		Loans as a %	Total	Nonperforming Loans
		of Total Loans	Nonperforming	as a % of Total
Loan Type	Total Loans	Outstanding	Loans	Nonperforming Loans
Multi-Family	$465,281	1.8%	$1,510	0.5%
Hotels	614,979	2.3	—	—
Office Buildings	953,753	3.6	6,252	1.8
Shopping Centers	836,092	3.2	744	0.2
Commercial Development	963,526	3.6	7,760	2.3
Other Investment Property	685,846	2.6	4,244	1.3

Total Investment Properties	4,519,477	17.1	20,510	6.1

1-4 Family Construction	2,238,925	8.4	105,329	30.8
1-4 Family Perm / Mini-Perm	1,267,451	4.8	34,201	10.0
Residential Development	2,311,459	8.7	79,828	23.3

Total 1-4 Family Properties	5,817,835	21.9	219,358	64.1

Land Acquisition	1,545,933	5.8	35,699	10.4

Total Commercial Real Estate	11,883,245	44.8	275,567	80.6

Commercial , Financial, and Agricultural	6,424,499	24.2	41,808	12.2
Owner-Occupied	4,239,639	16.0	12,091	3.6

Total Commercial & Industrial	10,664,138	40.2	53,899	15.8
Home Equity	1,543,701	5.8	3,892	1.1
Consumer Mortgages	1,667,924	6.3	6,983	2.0
Credit Card	291,149	1.1	—	—
Other Retail Loans	494,591	1.9	1,741	0.5

Total Retail	3,997,365	15.1	12,616	3.6
Unearned Income	(46,163)	(0.1)	—	—

Total	$26,498,585	100.0%	$342,082	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON
(Unaudited)
(Dollars in thousands)

	Total Loans		4Q07 vs. 3Q07		4Q07 vs. 4Q06
Loan Type	December 31, 2007	September 30, 2007	% change (1)	December 31, 2006	% change
Multi-Family	$465,281	449,814	13.6%	$505,586	(8.0)%
Hotels	614,979	591,527	15.7	643,180	(4.4)
Office Buildings	953,753	881,138	32.7	881,658	8.2
Shopping Centers	836,092	739,334	51.9	764,924	9.3
Commercial Development	963,526	937,367	11.1	876,570	9.9
Other Investment Property	685,846	652,408	20.3	461,963	48.5

Total Investment Properties	4,519,477	4,251,588	25.0	4,133,881	9.3

1-4 Family Construction	2,238,925	2,302,842	(11.0)	2,347,025	(4.6)
1-4 Family Perm / Mini-Perm	1,267,451	1,219,577	15.6	1,193,895	6.2
Residential Development	2,311,459	2,269,844	7.3	2,036,207	13.5

Total 1-4 Family Properties	5,817,835	5,792,263	1.8	5,577,127	4.3

Land Acquisition	1,545,933	1,476,042	18.8	1,402,402	10.2

Total Commercial Real Estate	11,883,245	11,519,893	12.5	11,113,410	6.9

Commercial , Financial, and Agricultural	6,424,499	6,268,524	9.9	5,874,204	9.4
Owner-Occupied	4,239,639	4,166,683	6.9	4,054,728	4.6

Total Commercial & Industrial	10,664,138	10,435,207	8.7	9,928,932	7.4

Home Equity	1,543,701	1,478,694	17.4	1,364,030	13.2
Consumer Mortgages	1,667,924	1,620,730	11.6	1,517,849	9.9
Credit Card	291,149	280,192	15.5	276,269	5.4
Other Retail Loans	494,591	485,928	7.1	500,757	(1.2)

Total Retail	3,997,365	3,865,544	13.5	3,658,905	9.3
Unearned Income	(46,163)	(45,988)	1.5	(46,695)	(1.1)

Total	$26,498,585	25,774,656	11.1%	$24,654,552	7.5%

(1) Percentage change is annualized.

Synovus	10 of 10
CREDIT QUALITY DATA
(Unaudited) (Dollars in thousands)

	2007				2006	4th Quarter
	Fourth	Third	Second	First	Fourth	‘07 vs. ‘06
	Quarter	Quarter	Quarter	Quarter	Quarter	Change

Nonperforming Loans	$342,082	224,055	180,776	138,790	96,622	254.0%
Other Real Estate	101,487	76,514	41,259	31,710	25,923	291.4
Nonperforming Assets	443,569	300,569	222,035	170,500	122,545	261.9
Allowance for Loan Losses	367,613	356,887	331,130	326,826	314,459	16.9

Net Charge-Offs — Quarter	59,916	33,013	15,978	8,148	24,190	147.7
Net Charge-Offs — YTD	117,055	57,139	24,126	8,148	60,217	94.4
Net Charge-Offs / Average Loans — Quarter	0.91%	0.51	0.25	0.13	0.39
Net Charge-Offs / Average Loans — YTD	0.46	0.30	0.19	0.13	0.26

Nonperforming Loans / Loans & ORE	1.29	0.87	0.71	0.55	0.39
Nonperforming Assets / Loans & ORE	1.67	1.16	0.87	0.68	0.50
Allowance / Loans	1.39	1.38	1.30	1.30	1.28

Allowance / Nonperforming Loans	107.46	159.29	183.17	235.48	325.45
Allowance / Nonperforming Assets	82.88	118.74	149.13	191.69	256.61

Past Due Loans over 90 days	33,663	22,667	23,067	27,414	34,495	(2.4)%
As a Percentage of Loans Outstanding	0.13	0.09	0.09	0.11	0.14

Total Past Dues	270,496	230,035	164,180	150,188	155,058	74.4
As a Percentage of Loans Outstanding	1.02	0.89	0.64	0.60	0.63

REGULATORY CAPITAL RATIOS (1)
(Unaudited)
(Dollars in thousands)

	December 31, 2007	September 30, 2007	December 31, 2006
Tier 1 Capital	$2,867,720	3,615,522	3,254,603
Total Risk-Based Capital	3,985,344	4,722,409	4,319,062
Tier 1 Capital Ratio	9.10%	11.42	10.87
Total Risk-Based Capital Ratio	12.64	14.92	14.43
Leverage Ratio	8.65	11.16	10.64

(1)	December 31, 2007 information is preliminary.